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                                                                   Exhibit 10.38

                          DATED AS AT 26 September 2003
                          -----------------------------


                       ADVANCED INTERNET SERVICES LIMITED


                                     - and -


                                  WANG XIU LING


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                           SUPPLEMENTAL LOAN AGREEMENT

                                   ----------

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THIS AGREEMENT is made as at the 26/th/ day of September 2003

BETWEEN:

(1) ADVANCED INTERNET SERVICES LIMITED, a private company incorporated in Hong Kong (under company number 687366) with limited liability and its registered office is at 48/th/ Floor, The Center, 99 Queen's Road Central, Hong Kong; ("Lender"); and

(2) WANG XIU LING, holder of the passport of People's Republic of China numbered PCHN143637106, whose correspondence address is at 7-3-101, Wushengdongli, Chaoyang District, Beijing, P.R.China ("Borrower")

Pursuant to the loan agreement dated 25/th/ November 2002 made between the Lender and the Borrower ("Loan Agreement"), the Lender has made available to the Borrower a loan facility in the amount of RMB136,032,781 upon the terms and subject to the conditions as set out therein. Pursuant to the novation agreement made supplemental to the Loan Agreement dated 26/th/ September 2003 between the Parties and Sheng Yong ("Novation Agreement"), the Borrower is indebted to the Lender in the sum of RMB105,722,947. The Loan Agreement and Novation Agreement shall hereinafter collectively referred to as ("Previous Agreements"). The Parties have agreed to enter into this Agreement as supplemental agreement to the Previous Agreements upon the terms and subject to the conditions as set out hereinafter.

IT IS HEREBY AGREED as follows:

1.   INTERPRETATION
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1.1  In this Agreement, the expressions defined in the Previous Agreements shall apply to this Agreement, unless the context requires otherwise.

1.2 References in this Agreement to the Recital and Clauses are to the recital and clauses in this Agreement unless the context requires otherwise.

2.   REDUCTION OF THE OUTSTANDING LOAN AMOUNT
     ----------------------------------------

     The Parties agree that the loan amount owing from the Borrower to the Lender pursuant to the Previous Agreements shall be reduced from RMB105,722,947 to RMB70,722,947.

3.   GOVERNING LAW AND JURISDICTION
     ------------------------------

     This Agreement shall be governed by and construed in accordance with the laws of Hong Kong. Each Party hereby irrevocably submits to the non-exclusive jurisdiction of the courts of Hong Kong.

4.   MISCELLANEOUS
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     Except as otherwise provided in this Agreement, all provisions of the
     Previous Agreements shall continue to be in full force and effect and continue to be valid and binding upon the Parties.

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IN WITNESS WHEREOF this Agreement has been executed on the day and year first above written.

SIGNED by  Tommei Tong                 )
ADVANCED INTERNET SERVICES LIMITED     ) /s/ Tommei Tong
In the presence of:                    )
                                       )


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SIGNED by                              )
WANG XIU LNG                           ) /s/ Wang Xiu Ling
in the presence of:                    )
                                       )


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